FIRST AMENDMENT TO
                    PATENT ASSIGNMENT AND SECURITY AGREEMENT



      THIS FIRST AMENDMENT TO PATENT ASSIGNMENT AND SECURITY AGREEMENT is entered into as of June 30, 1998 between LEISURE LIFE, INC., a Tennessee corporation ("Borrower") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

      WHEREAS, Borrower and Bank are parties to that certain Patent Assignment and Security Agreement dated as of July 11, 1997 ("Agreement"); and

      WHEREAS, Borrower and Bank desire to amend the Agreement.

      NOW, THEREFORE, Borrower and Bank hereby agree as follows:

      1. Amendment of Reference to "Credit Agreement". All references in the Agreement to "Credit Agreement" shall be deemed to refer to that certain Credit Agreement among Ajay Sports, Inc., Leisure Life, Inc., Palm Springs Golf, Inc., Ajay Leisure Products, Inc. and Wells Fargo Bank, National Association dated June 30, 1998, as it may hereafter be amended from time to time.

      2. Effective Date. This First Amendment shall be effective on the date first above written.

      3. Ratification. Except as otherwise provided in this First Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

      4. Agreement. The Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

      5.    Oregon Statutory Notice.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN

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      WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE
      ENFORCEABLE.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

                               LEISURE LIFE, INC.



                                By: /s/ Duane R. Stiverson
                                   ---------------------------
                                Title: CFO


                                WELLS FARGO BANK, NATIONAL ASSOCIATION



                                By: /s/ Angelo Samperisi
                                   ---------------------------
                                Title: Vice President
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